Lease liability	12 Months Ended
Dec. 31, 2013
Lease liability [Abstract]
Lease liability
(8)	Lease liability

The Company entered into an agreement in February 2006 to lease warehouse space from March 1, 2011 through February 28, 2016.  On March 1, 2011, the Company determined it was not likely to utilize the space during the five-year lease term.  Therefore, the Company recorded a liability as of March 1, 2011, the cease-use date, for the fair value of its obligations under the lease.  The most significant assumptions used in determining the amount of the estimated lease liability are the potential sublease revenues and the credit-adjusted risk-free rate utilized to discount the estimated future cash flows.

In connection with the 2011 restructuring, the Company determined it was not likely to utilize substantially all of the leased office and manufacturing space in its East Norriton, Pennsylvania facility during the remainder of the lease term.  Therefore, the Company recorded a liability as of November 30, 2011, the cease-use date, for the fair value of its obligations under the lease.

The following table summarizes the activity related to the lease liability for the year ended December 31, 2012 and 2013 (in thousands).

	Warehouse space	Office and manufacturing space	Total
Balance at January 1, 2012	$828	$854	$1,682
Charges utilized	(239)	(548)	(787)
Additional charges to operations	89	76	165
Balance at December 31, 2012	678	382	1,060
Charges utilized	(248)	(505)	(753)
Additional charges to operations	70	595	665
Balance at December 31, 2013	500	472	972
Less current portion	(242)	(423)	(665)
Total long-term lease liability	$258	$49	$307